                              VOTAN CORPORATION

                   TOTAL AUTHORIZED ISSUE 10,100,000 SHARES    See Reverse for
                                                             Certain Definitions

10,000,000 SHARES PAR VALUE $.01 EACH      100,000 SHARES PAR VALUE $.01 EACH
     COMMON STOCK                                      PREFERRED STOCK



This is to Certify that_______________________________________is the owner of


_____________________________________________________________________________
           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                              VOTAN CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -as tenants in common                 UNIF GIFT MIN ACT-..... Custodian .......
                                                                  (Cust)          (Minor)
 TEN ENT  -as tenants by the entireties         under Uniform Gifts to Minors
                                                Act .........................
 JT TEN   -as joint tenants with rights of                   (State)
          survivorship and not as tenants
          in common
   Additional abbreviations may also be used though not in the above list

        For value received_____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- ------------------------
|                      |
|                      |
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- -----------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                 OF ASSIGNEE)


- -----------------------------------------------------------------------------


- -----------------------------------------------------------------------------


- ---------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


- -------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated_________________ 19__
           In presence of

                               ----------------------------
- --------------------------

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.